PHUNWARE

INVESTOR PRESENTATION

SEPTEMBER 2024

NASDAQ: PHUN

Forward Looking Statements

This presentation includes forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "expose," "intend," "may," "might," "opportunity," "plan," "possible," "potential," "predict," "project," "should," "will," "would" and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading "Risk Factors" in our filings with the Securities and Exchange Commission (SEC), including our reports on Forms 10-K, 10-Q, 8-K and other filings that we make with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These risks and others described under "Risk Factors" in our SEC filings may not be exhaustive.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods.

Investment Highlights

- Unique SaaS mobile cloud product offered as white-label solutions are more "end-to-end" than other competing offerings, including conventional in-house systems
- Installed base of existing customers in hospitality, healthcare and political arenas
- Strong balance sheet – proforma $36.6M in cash and equivalents in July 2024 – supports both organic and inorganic growth initiatives
- New management team reinvigorating the company with unique skillsets and capabilities to drive Phunware to new heights
- Acquisitions to drive non-organic growth
- Core business accelerating with Software bookings +939% in 1H24 vs. 1H23 and total operating expenses -49% in 1H24 vs. 1H23

Stock Symbol	NASDAQ: PHUN
Stock Price (as of 8/13/24)	$3.57
Shares Outstanding (as of 8/5/24)*	11.3M
Market Cap	$40M
Cash & Equivalents**	$36.6M
Debt	$0
Enterprise Value	$3M

* Includes 2.7M shares issued in July 2024 via Canaccord ATM

** As of 6/30/24 and pro forma for July $16.2M in net proceeds raised in July via Canaccord ATM

Company History

Phunware was a pioneer in the mobile app development market with major brands early in the adoption curve of mobile. As that market changed, Phunware evolved into a SaaS company with patented technologies designed to help the best brands in the world own the on-premises mobile experience.


SOCHI
NFL

Mobile App Leader

2009-2013

Custom app development deals with the biggest brands in media, sports, and entertainment.


AT&T STADIUM
Dignity Health

Digital-Physical Spaces

2014-2018

Began building mobile solutions focused on mapping digital experiences to physical spaces.


American Airlines
PHUNWARE
Nasdaq

IPO, Agency, Experiments

2018-2022

Continued running as a custom development shop with experiments in crypto.



Renewed Focus

2023 and beyond

The Problem We Solve

The hospitality industry makes **massive investment in building destinations and attracting guests**. Advertising and booking these guests has largely been taken over by digital channels. **Properties are intermediated from their markets** by OTAs and other online information providers.

Once they arrive, **guests increasingly demand to choose how they engage with properties** to discover, decide on and transact experiences and other services on property, **including the choice to serve themselves.**

Guests currently use tools outside the control of the property. Guest use of digital tools like Google Maps, Tripadvisor, OpenTable and the like is an invitation to **revenue leakage off property.** Destination properties must claim their brand presence in the app store and on digital channels to guide guests to transact with them.


ATLANTIS
celebrate
MY STAY
MAP
DINING
TOURS

Our mobile app solution captures the digital attention of the guest from check in to check out and allows them to discover, decide and transact. We help them turn a good vacation into a great vacation.

Location-Based Services

A Digital Interface to the Physical Environment



Guest Services
Front-of-House Staff Tools
Back-of-House
Staff Support

Phunware Software Platform

Phunware helps hospitality providers control the digital experience while on-property, driving incremental revenues and more direct bookings.

- Major Resort or Convention Property: $150K/p.a. SaaS license fee
- Embedded components in third party apps: $5-20K per property
- ROI based on incremental ancillary sales of experiences and other product at properties: 20-50:1 (revenue)
- Typical contract term: 3 years
- Typical renewal rate: 90%
- Target gross margin: 75%



Maximize Guest Experience & Engagement

Platform Features

- Location Services & Wayfinding
- Targeted Content Delivery & Push Messaging
- In-app Bookings & Reservations
- Special Events & Promotions
- Guest Services & Resources
- Business System Integrations
- Analytics & Insights



BUCKET LIST EXPERIENCE
HOME
MY STAY
MAP
EXPLORE
MORE



ATLANTIS
THE DISCOVERY OF A LIFETIME
BOOK ACTIVITIES
MAP
DINING
TOURS
HOME
MY STAY
MAP
EXPLORE
MORE

We Sit on Top of Your Existing Systems

Create complete guest experiences by integrating with your existing business systems.

- Property Management Systems
- Smart Locks
- Reservation Systems
- Loyalty Programs
- In-app ancillary service bookings



9:41
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ATLANTIS
BOOK YOUR EXPERIENCES TODAY
Reserve Activities Such As Dolphin Cay, Marine Adventures, Cabanas, & More!
BOOK NEW ACTIVITY
ALREADY BOOKED?
BOOK/MANAGE YOUR ACTIVITIES HERE
GROUP, CASINO, MARRIOTT & 3RD PARTY BOOKINGS
BOOK ACTIVITIES HERE

How We Go To Market

We target

- Individual properties
- Property portfolios through management and ownership companies
- Major hospitality flags like Marriott and Hyatt

Our software can be delivered as finished applications through the Apple and Google App Stores, or via SDK and module integrations into existing applications with pre-existing audiences.



Market Demand

Hospitality and healthcare have traditionally been behind when it comes to adoption of technical products for their consumer journeys. The pandemic accelerated awareness and adoption of these technologies by both the organizations and the consumers who visit them.

90%

of travelers would rather interact with a mobile app than a human to manage their hotel stay

11%

of hotels reported as using some kind of mobile application in 2022

24.5%

CAGR for the Smart Hospitality market size from 2023 to 2033

90%

of patients feel no obligation to stay with a healthcare system that doesn't offer digital tools

55%

of hospitals report using some kind of Digital Front Door in 2022

14.9%

CAGR for the Digital Front Door market size from 2020 to 2030

Hospitality Market

Targeting 2,500 Global Destination Properties

Phunware's most promising targets in the hospitality market in the short term are large independent hotels and resorts because of their acute need for wayfinding on their large properties and the absence of any technical oversight from conglomerates and ownership groups.

A Revenue Driver

11% increase in revenue by personalizing guest experiences.

Boosts Guest Satisfaction

15% increase in guest satisfaction due to implementing a mobile application.

North America	Worldwide
80,000 hotels in the North America	**185,000** hotels worldwide
5,300,000 hotel rooms in North America	**17,000,000** hotel rooms worldwide
$200M TAM in North America	**$500M** TAM worldwide

North America	Worldwide
1,000,000,000 convention space sq ft in N.A.	**4,000,000,000** convention space sq ft worldwide
250,000,000 arena & stadium seats in N.A.	**1,000,000,000** arena & stadium seats worldwide
$350M TAM in North America	**$1B+** TAM worldwide

Up Next: Healthcare

Phunware's most promising targets in the healthcare market in the short term are large healthcare systems and long term acute care centers due to the need for navigation across sprawling campuses and in-patient demands for a digital concierge.

Of the 7,300 hospitals in the United States, IDNs (integrated delivery networks, a.k.a. health systems) control roughly 80%. That means there are roughly 5,820 health system hospitals and 1,480 independent hospitals.

There are roughly 400 LTAC Centers (long term acute care) which cover organizations like Children's Hospitals and Cancer Centers. In the U.S. alone there are also 1,800 nursing facilities.

A Top Priority

Patient Engagement is a top 3 priority for hospitals and health systems.

Patients Prefer It

70% of patients prefer a digital solution for their healthcare interactions.

7,300
hospitals in the U.S.

100,000
hospitals worldwide

920,000
hospital beds in the U.S.

19,000,000
beds worldwide

$250M
TAM in North America

$1B+
TAM worldwide

End-to-End Journeys

Healthcare


HOSPITAL
Research Doctors
Book Appointment
Driving Directions
Arrival & Check-in
Find Your Way
Billing
Test Results & Follow-up

Some of The World's Best Customers

Consumer-centered destinations of the future choose Phunware for their mobile experiences.

Healthcare

Baptist Health South Florida
Mount Sinai
Cedars Sinai
NYU Langone Health
MD Anderson Cancer Center
Yavapai Regional Medical Center
VHC Health
Miami Children's Hospital
Mayo Clinic
GBMC Healthcare
Dignity Health
Cook Children's
Wake Forest Baptist Health
Children's of Alabama
Phoenix Children's
Kaiser Permanente
Parkview Health
Sentara
Nicklaus Children's Health System

Hospitality

Atlantis Paradise Island Bahamas
NCL Norwegian Cruise Line
Wynn Las Vegas
Marriott
Gaylord Hotels
Ryman Hospitality Properties, Inc.
Wailea Beach Resort
Thumper Pond

Competitive Landscape

Phunware's primary competitors are industry-specific vendors with limited mobile engagement and integration support as well as wayfinding point solutions that rely on less accurate technology for location based services.



Location Based Services (LBS)
orient
ATRIUS
Pointr
MazeMap
Wayfinding and Mapping Vendors
GOZIO
Industry-Specific Platforms
PHUNWARE
Location-Based SaaS Platform
accenture
Consulting Firms
Mobile Platform as a Service (mPaaS)
copperDIGITAL
APADMI
Algoworks
Custom Developers
hapi
redox
Integrators
React Native
Flutter
Low Code and Template Apps
hudini
purple
Industry-Specific Apps
SAP
IBM
Google
ORACLE
Enterprise IT Solutions and Tools

Leadership



Mike Snavely | CEO

Mike Snavely has been CEO of Phunware since 2023. He previously served as the General Manager of Vidable® AI in Madison, Wisconsin. Prior to joining Vidable®, Mike held several revenue leadership and strategic business development roles in technology companies in Austin, Texas and San Mateo, California, including Mutual Mobile, Phunware, and Tile. Mike holds a BA from the College of Wooster in Wooster, Ohio and a J.D. from The Ohio State University. He is licensed (inactive) as an attorney at law in the State of Ohio.



Troy Reisner | CFO

Prior to joining Phunware in 2023, Troy served as the CFO for Keystone Tower Systems, a technology innovation and manufacturing company from 2019 to 2023, where he led Keystone's finance, capital raising, accounting and human resource activities. Prior to Keystone, Troy spent over 30 years at Deloitte where he served as an accounting and audit partner for over 16 years.



Chris Olive | CLO

Prior to joining Phunware, Chris was a partner for 15 years at Bracewell LLP in Dallas, Texas, an associate at Jones Day and served in the United States Army Judge Advocate General's Corps. His diverse transactional and regulatory experience included representing clients in various capacities in, among other things, complex, bespoke and customized credit facilities, structured financings, swaps and other regulatory matters.



Jeremy Kidd | Head of Sales

Prior to joining Phunware in 2023, Jeremy was VP of Strategy and Business Development at Sonic Foundry, Sr. Practice Director at KUNGFU.AI, and CEO/Co-founder of Banjo Digital. He brings over two decades of sales leadership in mobile applications, AI, and augmented and virtual reality. In his previous tenure with Phunware as VP of Sales, he was responsible for some of the largest contracts in Company history, including FOX, CBS, and WWE, among others.

Investment Summary

- Unique SaaS mobile cloud product offered as white-label solutions are more "end-to-end" than other competing offerings, including conventional in-house systems
- Installed base of existing customers in hospitality, healthcare and political arenas
- Strong balance sheet – proforma $36.6M in cash and equivalents in July 2024 – supports both organic and inorganic growth initiatives
- New management team reinvigorating the company with unique skillsets and capabilities to drive Phunware to new heights
- Acquisitions to drive non-organic growth
- Core business accelerating with Software bookings +939% in 1H24 vs. 1H23 and total operating expenses -49% in 1H24 vs. 1H23

Stock Symbol	NASDAQ: PHUN
Stock Price (as of 8/13/24)	$3.57
Shares Outstanding (as of 8/5/24)*	11.3M
Market Cap	$40M
Cash & Equivalents**	$36.6M
Debt	$0
Enterprise Value	$3M

* Includes 2.7M shares issued in July 2024 via Canaccord ATM
** As of 6/30/24 and pro forma for July $16.2M in net proceeds raised in July via Canaccord ATM

PHUNWARE

Corporate Headquarters
1002 West Avenue
Austin, Texas 78701

Mike Snavely, CEO
msnavely@phunware.com

Troy Reisner, CFO
treisner@phunware.com

NASDAQ: PHUN

Location-Based Services

A Digital Interface to a Physical Environment



HOSPITAL
Patient Services
Visitor-Facing Staff Tools
Medical Staff Support
Visiting Staff Guidance

End-to-End Experiences

Hospitality


Planning
Booking
Driving Directions
Arrival & Check-in
Book Experiences
Find Your Way
Enjoy Your Stay

Healthcare


HOSPITAL
Research Doctors
Book Appointment
Driving Directions
Arrival & Check-in
Find Your Way
Billing
Test Results & Follow-up

Checkin

With geolocation services, you will know when your guests are arriving and your app will automatically present the check-in options available to them.





Indoor Wayfinding

Guests can use your app to route from the parking lot, to their room, and to any amenity in real-time with indoor blue dot navigation.

Bookable Experiences

Your guests will have a personal guide to everything your property has to offer in their hand and be able to make reservations directly in app.



Patented Precise Wayfinding

Get guests and patients where they need to go. Indoor, outdoor, and everything in between, Phunware's patented technology fuses GPS, BLE, and WiFi signals, as well as the accelerometer, gyroscope, and compass data to compute one-meter accurate blue dot every ½ second.



Route to...
Start
East Cafeteria
End
Main St Coffee
Routing to My Atlantis / Dolphin Cay Photos

Personalized Contextual Engagement

Phunware's mobile engagement suite unlocks new marketing opportunities to drive guest behavior. Send your guests notifications based on who they are, where they are, and what they've done.

- Alerts, reminders and promotions
- Proximity-related messages
- Geofence triggers and notifications
- Broadcast messages to everyone or specific segments
- Leverage users' profile data to personalize campaigns



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Share My Location

Share My Location allows users to share, view, and route to each other's locations from within your venue.

- Designate a meeting location anywhere on the property
- Drop pins to mark your precise location on the map
- Send notifications to your friends and family about your location on the property

